UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 10, 2026
Date of Report (date of earliest event reported)

MOOG Inc.
(Exact name of registrant as specified in its charter)

NY	1-05129		16-0757636
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

400 Jamison Rd	East Aurora,	New York	14052-0018
(Address of principal executive offices)			(Zip Code)
(716) 652-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MOG.A	New York Stock Exchange
Class B common stock	MOG.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.
In connection with the proposed senior notes offering described in Item 8.01 below, Moog Inc. (the “Company”) is providing potential investors with a preliminary offering memorandum, dated March 10, 2026 (the “Preliminary Offering Memorandum”). The Preliminary Offering Memorandum contains certain information not previously disclosed by the Company.

The information in this Item 7.01 and the exhibit attached to this Current Report on Form 8-K (this “Form 8-K”) as Exhibit 99.1 are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 8.01	Other Events.
On March 10, 2026, the Company announced that it intends to offer, subject to market and other customary conditions, $500 million of senior notes due 2034 (the “Notes”). The Company intends to use the net proceeds from the offering, together with cash on hand, to redeem all $500 million aggregate principal amount outstanding of its 4.250% Senior Notes due 2027 (the “2027 Notes”), including any accrued and unpaid interest thereon. This Form 8-K does not form part of or constitute a notice of redemption with respect to the 2027 Notes.

A copy of the Company’s press release is filed as Exhibit 99.2 hereto. The press release is incorporated herein by reference in its entirety.

This Form 8-K, including the exhibits attached hereto, does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Notes have not been, and will not be, registered under the Securities Act or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements
This Form 8-K may contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, the statements about the proposed offering of the Notes, our intention to issue the Notes and the expected use of proceeds. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties related to the Company include factors detailed in the reports the Company files with the Securities and Exchange Commission, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Item 9.01	Exhibits.
(d)      Exhibits.

99.1	Excerpts from Preliminary Offering Memorandum
99.2	Press release, dated March 10, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	March 10, 2026	By:	/s/ Nicholas Hart
		Name:	Nicholas Hart
Controller